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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 to 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 June 26, 1998



                               PIVOT RULES, INC.
________________________________________________________________________________
            (Exact name of registrant as specified in its charter)



    New York                    333-22895                  13-3612110
________________________________________________________________________________
(State or other jurisdiction    (Commission                (IRS Employer
 of incorporation)               File Number)               Identification No.)

    42 West 39th Street, New York, New York                10018
________________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)

                                (212) 944-8000
________________________________________________________________________________
              Registrant's telephone number, including area code

                                Not Applicable
________________________________________________________________________________
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         On June 26, 1998, Pivot Rules, Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.

         99.1 Press Release of Pivot Rules, Inc. dated June 26, 1998.

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                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange ACt of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PIVOT RULES, INC.

                                             By:  /s/ Meena N. Bhatia
                                                  -------------------
                                                      Meena N. Bhatia
                                                      Chief Financial Officer





Dated:  July 2, 1998

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                                 EXHIBIT INDEX

Exhibit                                                                    Page
Number         Description                                                 No.
------         -----------                                                 ----

99.1           Press Release of Pivot Rules, Inc. dated June 26, 1998      5


                                       4